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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-96274) of Tatham Offshore, Inc. of our report dated September 28, 2000 relating to the financial statements, which appear in this Form 10-K.


PricewaterhouseCoopers LLP

Houston, Texas
September 28, 2000